OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                Supplement dated October 27, 1997 to the
                    Prospectus dated November 1, 1996

The Prospectus is changed as follows:

     1. The "Shareholder Transaction Expenses" table and the paragraph following it on page 3 are replaced with the following:

Annual Fund Operating Expenses (as a Percentage of Average Net Assets):

                                        Class A         Class B
                                        Shares          Shares
-------------------------------------------------------------------------------
Management Fees (with expense waiver)   .40%             .40%
-------------------------------------------------------------------------------
12b-1 Plan Fees                         None            1.00%
-------------------------------------------------------------------------------
Other Expenses                          .18%             .20%
-------------------------------------------------------------------------------
Total Fund Operating Expenses           .58%            1.60%

     The numbers in the chart above are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended June 30, 1996 These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. Under the Investment Advisory Agreement the Fund pays the Manager Management Fees, at the annual rate of 0.55% of net assets. Pursuant to the Agreement, the Manager has agreed to waive a portion of the fee when the Fund's net assets are less than $100 million dollars. The fee rate, reflecting this waiver, is 0.40% when net assets are $75 million or more but less than $100 million, 0.25% when net assets are $50 million or more but less than $75 million, 0.15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million. The Manager has voluntarily undertaken to continue to waive those expenses over 0.40% when the net assets of the Fund exceed $100 million. Without that waiver the Management Fee would have been 0.55% for each class of shares after the Fund's total net assets exceed $100 million. The "12b-1 Distribution Plan Fees" for Class B shares are the Distribution and Service Plan Fees (Service Plan fee of 0.25%) and


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the  asset-based  sales charge of 0.75%.  The actual  expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the assets represented by each class of shares

     2. The first paragraph of the section entitled "Fees and Expenses" on page 20 is replaced with the following:

o Fees and Expenses. Under the Investment Advisory Agreement the Fund pays the Manager monthly, at the annual rate of 0.55% of net assets. Pursuant to the Agreement, the Manager has agreed to waive a portion of the fee when the Fund's net assets are less than $100 million dollars. The fee rate, reflecting this waiver, is 0.40% when net assets are $75 million or more but less than $100 million, 0.25% when net assets are $50 million or more but less than $75 million, 0.15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million. The Manager has voluntarily undertaken to continue to waive those expenses over 0.40% when the net assets of the Fund exceed $100 million dollars. When asset level breakpoints are reached, the fee applies to total net assets of the Fund, not only to assets in excess of such breakpoint. The Fund's management fee for its fiscal years ended June 30, 1996 and August 31, 1996 was 0.40% of average annual net assets.


October 27, 1997                                                PSO725.009